American United Life
Pooled Equity Fund B

R. STEPHEN RADCLIFFE
          Chairman of the Board of Managers,
               Executive Vice President, AUL
RONALD D. ANDERSON                Professor,
                  Kelley School of Business,
   Indiana University, Indianapolis, Indiana
DONALD J. STUHLDREHER
                           Retired President,
                 Huntington Bancshares, Inc.,
                               Columbus, Ohio
JAMES W. MURPHY,
                Former Senior Vice President,
                       Corporate Finance, AUL
JAMES P. SHANAHAN
                Former Senior Vice President,
            Retirement Services Division, AUL

RICHARD A. WACKER            Secretary to the
        Board, Associate General Counsel, AUL

CUSTODIAN
National City Bank      Indianapolis, Indiana

LEGAL COUNSEL
Ice Miller              Indianapolis, Indiana

INVESTMENT MANAGER
American United Life
Insurance Company       Indianapolis, Indiana
                               G. David Sapp,
           Senior Vice President, Investments

This Report and the financial statements contained herein are for the general information of the Participants. The report is not to be distributed to prospective investors as sales literature unless preceded or accompanied by an effective Prospectus which contains further information concerning the sales charge, expenses and other pertinent information.


American
United
Life
Pooled
Equity
Fund B

Annual Report
as of
December 31, 2001

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A Message
From
The Chairman of the Board
of Managers

To All Participants in American United Life
Pooled Equity Fund B

During the past two years, investors have been faced with a series of extraordinary events that have profoundly affected our society, economy, and investment markets. We have witnessed the demise of the dot-com era, experienced a controversial presidential election and suffered through deplorable terrorist attacks. We also have had to grapple with anthrax threats and a war in Afghanistan.

It is not surprising that these events had a negative impact on our economy and the U.S. stock market. The Federal Reserve (the "Fed") initiated an aggressive stimulus policy at the beginning of 2001 indicating that it stood ready to provide the liquidity necessary to meet the economys needs. The Fed cut the Federal Funds rate on eleven occasions during 2001, lowering the rate from 6.50% to 1.75%, which represents the lowest level since 1961.

Sadly though, the Feds stimulative efforts were not enough. Economists at the National Bureau of Economic Research officially announced that the longest expansion in U.S. history finally came to an end last year as the U.S. economy sank into a recession.

These events also took their toll on the stock market. After experiencing negative equity returns in 2000, investors were hoping for a rebound in 2001. However, these hopes faded quickly as poor economic results, declining profitability, bankruptcies and terrorist attacks cast a dark cloud over the stock market. The S&P 500, the Dow Jones Industrial Average and the NASDAQ Composite (three commonly used equity indices) posted negative returns during calendar 2001. These indices also posted negative returns in 2000, making this the first time we have had consecutive negative annual returns in these major stock indices since the 1970s.

As we enter 2002, we are cautiously optimistic. It is hoped that the combination of a stimulative monetary policy, tax cuts, declining inventory levels, and a successful war on terrorism will provide the necessary stimulus for positive economic growth and a fresh wave of bullishness for the stock market.

Investment performance for American United Life Pooled Equity Fund B (Fund B) during calendar 2001 was 11.0%, compared to negative returns for the major stock indices. This performance is net of investment advisory fees but does not reflect mortality and expense risk charges and other charges that may be incurred when investing in a variable annuity contract. We encourage your careful review of the comments of the Portfolio Manager on the following page.

The tragic events of September 11 will remain forever etched in our memories. We at American United Life Insurance Company would like to express our heartfelt sympathy to everyone so personally affected.

                                      /s/R. Stephen Radcliffe
                                         R. Stephen Radcliffe
                            Chairman of the Board of Managers


Indianapolis, Indiana
January 31, 2002
                                       1

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A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Fund B

Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. The Portfolio uses a value style in selecting securities, concentrating on companies that appear undervalued compared to the market and to their own historic valuation levels.

As we close the books on the year 2001, most Americans will give a sigh of despair as they remember the tumultuous events that occurred last year. It was a year marked by terrorism, military action, the onset of global recession, and poor stock performance.

Until September 11, stock market performance looked like an extension of 2000. Investors were bearish and continued to reduce shares that had benefited from the 1990s bull market. The equity markets were closed for four days following the terrorist attacks, the longest shutdown in trading activity since 1933. When the markets were finally opened, it was an emotional time. However, stocks staged a remarkable rally during the fourth quarter as investors looked past current woes in hopes that an economic recovery was imminent.

Despite strong fourth quarter returns, it was not enough to lift the major equity indices out of negative territory for calendar 2001. The S&P 500, a broad equity index, posted a twelve month return of 11.9%, while the NASDAQ Composite declined 20.8%. Considering the S&P 500 also declined during calendar 2000, this marks the first time this index has experienced back-to-back negative annual returns since the 1973-1974 bear market.

Stock market woes had an obvious negative impact on the average equity mutual fund. According to Lipper, Inc., 83% of all U.S. stock funds posted negative returns last year. And the average stock mutual fund fell 10.89% during 2001.

Fund B achieved a positive investment return of 11.0% last year, well in excess of the returns provided by the broad equity indices and the average stock fund. This Portfolio benefited from its focus on value investing which continued to outperform growth and the general market during 2001. Fund B did not have a heavy concentration in technology names that performed poorly during the first nine months of the year. However, the Portfolio increased this exposure as the year progressed, selecting companies with low valuations and positive growth potential. This helped fourth quarter performance during the stock market rally. Fund B also benefited from its holdings in cyclical industries, such as apparel, basic materials, and auto parts.

Overall, the outlook for equities is reasonably good for 2002. The economy is finally expected to rebound sometime during the year as a result of a stimulus package from Congress, Fed rate cuts and lower energy prices. This should bode well for the stock market. And although investors should not expect to return to the twenty percent returns achieved in the late 1990s, a year of positive returns (even in the single digit range) would be applauded.
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American United Life Pooled Equity Fund B
                                       Fund B  S&P 500

One Year                                11.0%  -11.9%
Five Years                              12.6%   10.7%
Ten Years                               13.6%   12.9%
Value of a hypothetical $10,000
investment made 12/31/91              $35,924 $33,725

The charts above show total returns for Fund B, which include reinvestment of dividends and capital gains. Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. Investors cannot directly invest in an index. S&P 500 is a registered trademark of Standard & Poors Corporation.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges. If performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.
                                       3

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Report of Independent Accountants



Board of Managers and Contract Owners
American United Life Pooled Equity Fund B


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


                                  /s/PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 15, 2002
                                       4

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                   American United Life Pooled Equity Fund B
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2001
Assets:
Investments at value (cost: $4,095,041)
Common stock                                        $       4,674,225
Money market mutual funds                                     261,168

Dividends and interest receivable                               5,147

    Total assets                                            4,940,540


Liabilities:                                                        0


Net assets:                                         $       4,940,540



Units outstanding                                             242,257



Accumulation unit value                             $           20.39





    The accompanying notes are an integral part of the financial statements.

                   American United Life Pooled Equity Fund B
                            STATEMENT OF OPERATIONS
                      for the year ended December 31, 2001
Net investment income:
 Income
   Dividends and interest                            $       97,995

                                                             97,995


 Expenses
   Investment management services                            16,876
   Mortality and expense charges                             50,630

                                                             67,506


       Net investment income                                 30,489


Gains on investments:
 Net realized gains                                         486,813
 Net change in unrealized appreciation (depreciation)        23,908

      Net Gain                                              510,721


Increase in net assets from operations               $      541,210




    The accompanying notes are an integral part of the financial statements.
                                       6

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                   American United Life Pooled Equity Fund B
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                  Year ended       Year ended
                                                 Dec. 31, 2001    Dec. 31, 2000


Operations:
 Net investment income                         $       30,489  $       98,629
 Net realized gain                                    486,813         770,497
 Net change in unrealized appreciation (depreciation)  23,908         (57,122)

    Increase in net assets from operations            541,210         812,004


Changes from contract owner transactions:
 Proceeds from units sold                                   -          36,292
 Payments for units withdrawn                      (2,274,115)     (4,644,113)
 Payments for units redeemed                                -          (1,537)

    Decrease                                       (2,274,115)     (4,609,358)


Net decrease in net assets                         (1,732,905)     (3,797,354)
Net assets at beginning year                        6,673,445      10,470,799

Net assets at end of year                     $     4,940,540  $    6,673,445



Units sold                                                  -           2,629
Units withdrawn                                      (117,558)       (295,340)
Units redeemed                                              -             (58)


Net decrease in units  outstanding                   (117,558)       (292,769)
Units outstanding at beginning of year                359,815         652,584

Units outstanding at end of year                      242,257         359,815





    The accompanying notes are an integral part of the financial statements.
                                       7

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                   American United Life Pooled Equity Fund B
                            SCHEDULE OF INVESTMENTS
                               December 31, 2001
                                                                  Market
             Description                            Shares         Value


Common Stock (94.7%)
  Aerospace (2.5%)
    Boeing Co.                                       1,900  $     73,682
    Precision Castparts Corp.                        1,600        45,200

                                                                 118,882

  Apparel (11.0%)
    Kellwood Co.                                     4,800       115,248
    Liz Claiborne, Inc.                              3,300       164,175
    Reebok International*                            9,800       259,700

                                                                 539,123

  Automotive & Auto Parts (11.4%)
    Bandag Inc.                                      3,100       107,756
    Carlisle Companies, Inc.                         3,700       136,826
    Ford Motor Co.                                   5,600        88,032
    TBC Corp.*                                      16,900       226,291

                                                                 558,905

  Banks & Financial (8.9%)
    Bank One Corp.                                   3,632       141,830
    Citigroup, Inc.                                  2,736       138,113
    Ohio Casualty Corp.*                             2,300        36,915
    Washington Mutual, Inc.                          3,732       122,036

                                                                 438,894

  Cement & Aggregates (3.0%)
    Lafarge North America, Inc.                      3,950       148,402

                                                                 148,402

  Chemicals (1.4%)
    Dow Chemical                                     2,100        70,938

                                                                  70,938

  Computer Hardware & Software (4.6%)
    Autodesk, Inc.                                   3,600       134,172
    Compaq Computer Corp.                            3,200        31,232
    International Business Machines Corp.              500        60,480

                                                                 225,884



*does not pay cash dividends
    The accompanying notes are an integral part of the financial statements.
                                       8

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                   American United Life Pooled Equity Fund B
                      SCHEDULE OF INVESTMENTS (continued)
                               December 31, 2001
                                                                  Market
             Description                              Shares       Value


Common Stock (94.7%), continued
 Electrical Equipment & Electronics (5.9%)
    American Power Conversion*                          1,600  $   23,136
    Baldor Electric Co.                                 8,240     172,216
    Kemet Corp.*                                        5,400      95,850

                                                                  291,202

  Furniture (4.2%)
    Kimball International, Inc. Class B                 3,700      56,055
    La Z Boy, Inc.                                      7,000     152,740

                                                                  208,795

  Health Care (2.3%)
    McKesson Corp.                                      3,100     115,940

                                                                  115,940

  Housing (3.2%)
    Fleetwood Enterprises, Inc.*                        5,000      56,650
    Toll Brothers, Inc.*                                2,300     100,970

                                                                  157,620

  Manufacturing (4.2%)
    Crane Co.                                           2,600      66,664
    Trinity Industries                                  5,200     141,284

                                                                  207,948

  Metals & Mining (6.3%)
    AK Steel Holding Corp.                              5,700      64,866
    ALCOA, Inc.                                         3,200     113,760
    Cleveland Cliffs, Inc.                              3,600      65,880
    Phelps Dodge Corp.*                                 2,050      66,420

                                                                  310,926

  Oil & Oil Services (6.6%)
    Royal Dutch Petroleum Co.                           2,200     107,844
    Tidewater, Inc.                                     3,000     101,700
    Valero Energy Corp.                                 3,100     118,172

                                                                  327,716

  Paper and Forest Products (1.5%)
    Wausau-Mosinee Paper Corp.                          6,100      73,810

                                                                   73,810


*does not pay cash dividends
    The accompanying notes are an integral part of the financial statements.
                                       9

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                   American United Life Pooled Equity Fund B
                      SCHEDULE OF INVESTMENTS (continued)
                               December 31, 2001
                                                                   Market
           Description                                  Shares      Value


Common Stock (94.7%), continued
  Retail (5.7%)
    Lands End, Inc.*                                     3,300  $  165,528
    Longs Drug Stores, Inc.                              5,000     116,900

                                                                   282,428

  Telecommunication Services & Equipment (3.2%)
    Scientific-Atlanta, Inc.                             2,700      64,638
    Sprint Corp. (FON Group)                             2,500      50,200
    Telefonos de Mexico Class L  Sponsored ADR           1,300      45,526

                                                                   160,364

  Transportation (4.2%)
    Alexander & Baldwin, Inc.                            4,700     125,490
    Norfolk Southern Corp.                               4,500      82,485

                                                                   207,975

  Miscellaneous (4.6%)
    Brunswick Corp.                                      5,800     126,208
    Kelly Services, Inc. Class A                           300       6,567
    News Corp., LTD.  Sponsored ADR Preferred              769      20,348
    Outback Steakhouse, Inc.*                            2,200      75,350

                                                                   228,473

       Total common stock (cost: $3,833,874)                     4,674,225

Money Market Mutual Funds (5.3%)
  Armada Money Market Fund                              25,256      25,256
  Dreyfus Cash Management                              118,827     118,827
  Merrill Lynch Institutional Fund                     117,085     117,085

      Total money market mutual funds (cost: $261,168)             261,168


Total Investments (cost: $4,095,041)                           $  4,935,393

*does not pay cash dividends
Percentages shown are based on total investments at market value.
    The accompanying notes are an integral part of the financial statements.
                                       10

                         NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities. As of May 1, 2000, AUL stopped accepting contributions or transfers into Fund B.

Investments are valued at closing prices for those securities traded on organized exchanges or listed on the NASDAQ National Market System, and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis. Investment transactions are accounted for on a trade date basis.

Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of Fund B are part of, and are taxed with, the operations of AUL, which is taxed as a life insurance company under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of Fund B, is not taxed to AUL to the extent it is applied to increase reserves under the contracts. Fund B has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Transactions
Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2001 were $640,352 and $2,708,118, respectively.

3. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense charges. The expense incurred during the year ended December 31, 2001 was $67,506.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 2001 and 2000 were $0 and $731, respectively.

4. Net Assets

Net assets as of December 31, 2001:
Proceeds from units sold less payments
for units withdrawn and redeemed        $       (19,431,957)
Net investment income                             4,478,880
Net realized gains                               19,053,265
Unrealized appreciation                             840,352

                                        $         4,940,540

The unrealized appreciation of $840,352 consists of common stock appreciation and depreciation of $1,119,939 and $279,587, respectively.
                                       11

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                              FINANCIAL HIGHLIGHTS
Per Unit Operating Performance (for a unit outstanding for the entire year)


                                              Year Ended December 31

                                     2001      2000    1999      1998     1997


Net investment income              $  0.10  $  0.23  $ 0.16   $  0.14   $ 0.12

Net realized and unrealized
gain (loss) on investments            1.74     2.28   (0.44)     0.87     3.42



Net increase (decrease)               1.84     2.51   (0.28)     1.01     3.54
Accumulation unit value:
Beginning of year                    18.55    16.04   16.32     15.31    11.77

  End of year                     $  20.39  $ 18.55 $ 16.04   $ 16.32  $ 15.31


Total Return                         11.0%    16.6%   (0.8%)     7.6%    31.2%

Supplemental Data:

  Net assets, end of period
  (000)                           $  4,941  $ 6,673 $ 10,471 $  13,733 $14,280


Ratio to Average Net
Assets:
  Expenses                           1.20%    1.20%    1.20%     1.20%   1.20%
  Net investment income              0.54%    1.34%    0.97%     0.90%   0.90%


Portfolio Turnover Rate                12%      19%      37%       29%     28%

Units outstanding                      242      360      653       841     933
(in 000s)

    The accompanying notes are an integral part of the financial statements.
                                       12
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